Exhibit 10.25

STANDBY PURCHASE AGREEMENT

This STANDBY PURCHASE AGREEMENT (this “Agreement”), dated as of August 19, 2013, is by and among Legend International Holdings, Inc. (the “Company”), and Perfectus Management Limited (the “Standby Purchaser”).

WITNESSETH:

WHEREAS, the Company proposes pursuant to the Registration Statement (as defined herein), to commence an offering to holders of its common stock (the “Common Stock”) of record as of the close of business on                      , 2013, that may be selected by the Company (the “Record Date”), of non-transferable subscription rights (the “Rights”) to subscribe for and purchase additional shares (the “Shares”) of Common Stock (the “Rights Offering”); and

WHEREAS, pursuant to the Rights Offering, the Company will distribute to each of its stockholders of record as of the Record Date, at no charge (the “Basic Subscription Privilege”), one Right for each share of Common Stock held by such stockholders as of the Record Date; each Right will entitle the holder to purchase one share of Common Stock for a purchase price of $0.05 per share (the “Subscription Price”);

WHEREAS, in order to facilitate the Rights Offering, the Company has requested the Standby Purchaser to agree, and the Standby Purchaser has agreed, to acquire from the Company Shares issuable upon exercise of any unexercised Rights at the Subscription Price (pursuant to the Standby Purchase Commitment in Section 2 (a) below), to a value of at least $10,000,000), upon the terms and conditions set forth herein (the “Standby Offering”); and

 WHEREAS, in consideration of the Standby Purchaser agreeing to provide the Standby Offering, the Company has agreed to grant the Standby Purchaser the option (the “Option”) to purchase an additional number of Shares equal to the number of Shares purchasable pursuant to any Rights that remain unsubscribed for in the Rights Offering after the Standby Purchaser has fulfilled its Standby Offering (the “Option Amount”) at the Subscription Price (it being understood that other stockholders of the Company will not be offered the right to purchase Shares in respect of any Rights that go unsubscribed in the Rights Offering).

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Certain Other Definitions. The following terms used herein shall have the meanings set forth below:

“Accredited Investor” shall have the meaning set forth in Section 4(f).

“Affiliate” shall mean an affiliate (as defined in Rule 12b-2 under the Exchange Act) of such Standby Purchaser; provided that the Standby Purchaser or any of his affiliates exercises investment authority with respect to such affiliate, including, without limitation, voting and dispositive rights with respect to such affiliate.

“Agreement” shall have the meaning set forth in the preamble hereof.

“Basic Subscription Privilege” shall have the meaning set forth in the recitals hereof.

“Board” shall mean the Board of Directors of the Company.

“Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which banks are generally closed in the State of New York.

“Closing” shall mean the closing of the purchases described in Section 2 hereof, which shall be held at the offices of Continental Stock Transfer Company, at 10:00 a.m., Eastern Time, on the Closing Date or at such other place and time as shall be agreed upon by the parties hereto, and in no event more than thirty (30) business days after completion of the Rights Offering.

“Closing Date” shall mean the date of the Closing.

“Commission” shall mean the United States Securities and Exchange Commission, or any successor agency thereto.

“Common Stock” shall have the meaning set forth in the recitals hereof.

“Company” shall have the meaning set forth in the preamble hereof.

“Cure Period” shall have the meaning set forth in Section 8(a) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

 “Material Adverse Effect” shall mean a material adverse effect on the financial condition, or on the earnings, financial position, stockholders’ equity, operations, assets, results of operations, regulatory compliance or business of the Company and its subsidiaries taken as a whole; provided that the meaning shall exclude any changes from general economic, industry, market or competitive conditions or changes in laws, rules or regulations generally affecting Persons in the Company’s industry.

 “Permitted Assignee” shall mean an affiliated entity of any Standby Purchaser who is an Accredited Investor and who agrees to be bound by the terms hereof.

“Person” shall mean an individual, corporation, partnership, association, joint stock company, limited liability company, joint venture, trust, governmental entity, unincorporated organization or other legal entity.

“Prospectus” shall mean the final Prospectus, including any information relating to the offer and sale of Rights and Common Stock including the offer and sale of Common Stock to the Standby Purchaser, that is filed with the Commission pursuant to Rule 424(b) and deemed by virtue of Rule 430A of the Securities Act to be part of such Registration Statement, each as amended, for use in connection with the offer and sale of such securities.

“Record Date” shall have the meaning set forth in the recitals hereof.

“Registration Statement” shall mean the Company’s Registration Statement on Form S-1 initially filed with the Commission approximately August 20, 2013, as amended, together with all exhibits thereto and the Prospectus and any prospectus supplement, relating to the offer and sale of Rights and Common Stock in the Rights Offerings pursuant to which the offer and sale of such securities have been registered pursuant to the Securities Act.

“Rights” shall have the meaning set forth in the recitals hereof.

“Rights Offering” shall have the meaning set forth in the recitals hereof.

“Rights Offering Expiration Date” shall mean a date selected by the Company in 2013.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Standby Offering” shall have the meaning set forth in the recitals hereof.

“Standby Purchaser” shall mean the Standby Purchaser named in the recitals hereof.

“Subscription Price” shall have the meaning set forth in the recitals hereof.

“Standby Registration Rights Agreement” shall have the meaning set forth in Section 7(a)(v).

“Subsidiary” or “Subsidiaries” shall mean Paradise Phosphate Limited. and any other direct or indirect subsidiary of the Company.

“Termination Notice” shall mean a notice from the Company indicating that the Board, in the exercise of its good faith judgment, has determined to terminate or suspend indefinitely the Rights Offering contemplated hereby.

Section 2. Standby Purchase Commitment.

a)           The Standby Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Standby Purchaser, at the Subscription Price, shares of Common Stock in the Standby Offering, if and only to the extent that such shares of Common Stock are available after the exercise of the Basic Subscription Privilege.

b)           Pursuant to the terms and subject to the conditions of this Agreement, the Company hereby grants the Standby Purchaser the right, in connection with the Rights Offering, to purchase up to that number of Shares having an aggregate value equal to the Option Amount at a price per share equal to the Subscription Price. As soon as reasonably practicable following the Expiration Date (“the Notice Date”), the Company shall determine the Option Amount. On the Notice Date, the Company shall provide notice of the Option Amount to the Standby Purchaser. If the Standby Purchaser determines to exercise the Option, it shall give the Company written notice (the “the Standby Purchaser Notice”) of such exercise (including the number of Shares within the Option Amount that the Standby Purchaser elects to purchase) within two business days after receipt by the Standby Purchaser of notice of the Option Amount (the “Option Expiration Date”). The number of Shares that the Standby Purchaser elects to purchase pursuant to the Standby Purchaser Notice is hereinafter referred to as the “the Standby Purchaser Option Amount.” At the Closing, the Standby Purchaser agrees to purchase that number of Shares equal to the Standby Purchaser Option Amount at a price per share equal to the Subscription Price (it being understood that other stockholders of the Company will not be offered the right to purchase Shares in respect of any Rights that go unexercised in the Rights Offering).

c)           Payment shall be made to the Company by the Standby Purchaser, on the Closing Date, against delivery of the Common Stock purchased by the Standby Purchaser, in United States dollars by means of certified or cashier’s checks, bank drafts, money orders or wire transfers.

Section 3. Representations and Warranties of the Company. The Company represents and warrants to the Standby Purchaser as follows:

a)           The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

b)           This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

c)           Prior to Closing, the Registration Statement will have been declared effective by the Commission and no stop order will have been issued with respect thereto and no proceedings therefore will have been initiated or, to the knowledge of the Company, threatened by the Commission, and any request on the part of the Commission for additional information will have been complied with. On the effective date, the Registration Statement will comply in all material respects with the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. On the Closing Date, the Registration Statement and the Prospectus will not include an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with the information furnished to the Company in writing by the Standby Purchaser expressly for use in the Registration Statement or in the Prospectus pursuant to Section 6(c) below.

d)           All of the shares of Common Stock issued in the Rights Offering will have been duly authorized for issuance prior to the Closing, and, when issued and distributed as set forth in the Prospectus, will be validly issued, fully paid and non-assessable; and none of the shares of Common Stock issued in the Rights Offering will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Certificate of Incorporation (as amended through the Closing Date), Bylaws, or any material agreement or instrument to which the Company is a party or by which it is bound.

e)           Neither the Company nor any Subsidiary is in violation of its charter, certificate of trust or by-laws or in default under any agreement, indenture or instrument to which the Company or any Subsidiary is a party, the effect of which violation or default could reasonably be expected to have a Material Adverse Effect on the Company, and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms of any agreement, indenture or instrument to which the Company or any Subsidiary is a party which lien, charge or encumbrance could reasonably be expected to have a Material Adverse Effect on the Company, or result in a violation of the articles of incorporation, charter, or by-laws of the Company or any Subsidiary or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any Subsidiary or any of their property; and, except as required by the Securities Act, the Exchange Act, and applicable state securities law, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

f)           Except as set forth in Schedule 3(f) hereto, the Company and the Subsidiaries have taken all actions necessary to ensure that the transactions contemplated by this Agreement, individually or in the aggregate, shall not give rise to a change in control under, or result in the breach or the violation of, or the acceleration of any right under, or result in any additional rights, or the triggering of any rights of first refusal, preferential purchase or similar rights with respect to any securities of the Company, anti-dilution adjustment under any contract or agreement to which the Company or any Subsidiary is a party, including, without limitation, any employment agreement or employee benefit plan of the Company or any Subsidiary. Such actions may include, without limitation, having any such contracts or agreements or rights granted under any such contract or agreement waived in writing or amended prior to Closing.

g)           The Company’s Board of Directors have approved this Agreement and the transactions contemplated by this Agreement to the extent required by the laws, regulations and policies of the State of Delaware , and such laws, regulations and policies do not require that the Company’s stockholders approve the Agreement and the transactions contemplated by the Agreement.

Section 4. Representations and Warranties of the Standby Purchaser. The Standby Purchaser (and any Permitted Assignee for an on behalf of itself as if it were executing this Agreement) represents and warrants to the Company as follows:

a)           The Standby Purchaser has the relevant entity power and authority to perform its obligations under this Agreement.

b)           The Standby Purchaser is acquiring the securities for its own account, with the intention of holding the securities for investment and with no present intention of participating, directly or indirectly, in a distribution of the securities. The Standby Purchaser understands that the shares of Common Stock purchased by it hereunder shall be deemed “restricted securities” under the Securities Act and shall bear a restrictive legend.

c)           The Standby Purchaser is familiar with the business in which the Company is engaged, and based upon its knowledge and experience in financial and business matters, it is familiar with the investments of the type that it is undertaking to purchase; it is fully aware of the problems and risks involved in making an investment of this type; and it is capable of evaluating the merits and risks of this investment. The Standby Purchaser acknowledges that, prior to executing this Agreement, it has had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Company concerning the financial and other affairs of the Company.

d)           This Agreement has been duly and validly executed and delivered by such Standby Purchaser and constitutes a binding obligation of the Standby Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

e)           The Standby Purchaser understands that the Commission may express the position that shares of Common Stock purchased by the Standby Purchaser are deemed “restricted securities” as such term is defined in Rule 144 promulgated under the Act (“Rule 144”), and they may not be sold except pursuant to Rule 144 or pursuant to a registration statement under the Act. Further, the following legends (or similar language) shall be placed on such certificate(s) representing the shares of Common Stock:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

f)           Accredited Investor.  The Standby Purchaser is an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. The Standby Purchaser agrees to furnish any additional information requested by the Company to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Shares.

Section 5. Deliveries at Closing.

a)           At the Closing, the Company shall deliver to the Standby Purchaser a certificate or certificates representing the shares of Common Stock issued to the Standby Purchaser pursuant to Section 2 hereof.

b)           At the Closing, the Standby Purchaser shall deliver to the Company payment in an amount equal to the Subscription Price multiplied by the number of shares of Common Stock purchased by the Standby Purchaser.

Section 6. Covenants.

a)           Covenants. The Company agrees and covenants with the Standby Purchaser, between the date hereof and the earlier of the Closing Date or the effective date of any termination pursuant to Section 8 hereof, as follows:

(i)           To use commercially reasonable efforts to effectuate the Rights Offering;

(ii)           As soon as reasonably practicable after the Company is advised or obtains knowledge thereof, to advise the Standby Purchaser with a confirmation in writing, of (A) the time when the Prospectus or any amendment or supplement thereto has been filed, (B) the issuance by the Commission of any stop order, or of the initiation or threatening of any proceeding, suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, (C) the issuance by any state securities commission of any notice of any proceedings for the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for such purpose, (D) the receipt of any comments from the Commission directed toward the Registration Statement or any document incorporated therein by reference and (E) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. The Company will use its commercially reasonable efforts to prevent the issuance of any such order or the imposition of any such suspension and, if any such order is issued or suspension is imposed, to obtain the withdrawal thereof as promptly as possible;

(iii)           To operate the Company’s business in the ordinary course of business consistent with past practice;

(iv)           To notify the Standby Purchaser, on a daily basis or at such time as the Standby Purchaser may request, of the aggregate number of subscriptions received pursuant to the Basic Subscription Privilege in the Rights Offering; and

(v)           Not to issue any shares of capital stock of the Company, or options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, securities convertible into or exchangeable for capital stock of the Company, or other agreements or rights to purchase or otherwise acquire capital stock of the Company, except for shares of Common Stock issuable upon exercise of the Rights or the Company’s presently outstanding stock options or other issued and outstanding convertible securities as of the date hereof.

b)           Certain Acquisitions. Between the date hereof and the Closing Date, the Standby Purchaser and his Affiliates shall not acquire any shares of Common Stock unless authorized to do so by the Company.

c)           Information. The Standby Purchaser agrees to furnish to the Company all information with respect to the Standby Purchaser that the Company may reasonably request and any such information furnished to the Company expressly for inclusion in the Prospectus by the Standby Purchaser shall not contain any untrue statement of material fact or omit to state a material fact required to be stated in the Prospectus or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

d)           Public Statements. Neither the Company nor the Standby Purchaser shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed, except (i) if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other parties to the extent reasonably practicable, or (ii) with respect to the filing by the Standby Purchaser of any Schedule 13D or Schedule 13G, to which a copy of this Agreement may be attached as an exhibit thereto.

e)           Regulatory Filing. If the Company or the Standby Purchaser determines a filing is or may be required under applicable law in connection with the transactions contemplated hereunder, the Company and the Standby Purchaser shall use commercially reasonable efforts to promptly prepare and file all necessary documentation and to effect all applications that are necessary or advisable under applicable law with respect to the transactions contemplated hereunder so that any applicable waiting period shall have expired or been terminated as soon as practicable after the date hereof.

f)           Expenses. On the earlier of the Closing Date and the termination of this Agreement, other than a termination under circumstances that are directly and solely attributable to a material breach of this Agreement by the Standby Purchaser, the Company shall reimburse the Standby Purchaser for all out-of-pocket fees and expenses incurred in connection with the transactions contemplated hereby, including due diligence efforts, the negotiation and preparation of documents relating to the transaction, the preparation and filing of regulatory applications and notices, and the undertaking of the transactions contemplated hereby, including, but not limited to, the fees and expenses of the Standby Purchaser’s accounting, financial and investment banking advisors, legal counsel and credit review. Such reimbursement shall not exceed the sum of $50,000 without prior agreement.

g)           Due Diligence. Should the Standby Purchaser at any time request a financial institution to extend credit to it collateralized by shares of the Company, and should such financial institution request reasonable access to information concerning the Company in order to underwrite such credit request, then the Company shall grant such financial institution reasonable access to the information so requested.

h)           Registration of Securities Issued to the Standby Purchaser.  The Company shall use reasonable commercial efforts to file a registration statement within 90 days following the Closing Date to register under the Securities Act for sale by the Standby Purchaser the Shares purchased by it pursuant to the Standby Offering in accordance with the terms and provisions of the Standby Registration Rights Agreement.

i)           Indemnification. Whether or not the transactions contemplated hereby are consummated, the Company agrees to indemnify and hold harmless the Standby Purchaser and its stockholders, officers, directors, employees, affiliates, advisors, agents, attorneys, accountants and consultants of each such entity and to hold the Standby Purchaser and such other persons and entities (each, an “Indemnified Person”) harmless from and against any and all losses, claims, damages, liabilities and expenses, joint or several, which any such person or entity may incur, have asserted against it or be involved in as a result of or arising out of or in any way related to this Agreement, the matters referred to herein, the proposed Committed Offering contemplated hereby, the use of proceeds thereunder or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse each such Indemnified Person within five (5) business days of demand for any legal or other expenses incurred in connection with any of the foregoing; provided, however, that the foregoing indemnity will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or related expenses to the extent they have resulted from the bad faith, willful misconduct or gross negligence of such Indemnified Person.

j)           Use of Proceeds. The Company shall solely use the proceeds of the Rights Offering in accordance with the description set forth in the Registration Statement.

Section 7. Conditions to Closing.

a)           The obligations of the Standby Purchaser to consummate the transactions contemplated hereunder are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i)           The representations and warranties of the Company in Section 3 shall be true and correct in all material respects as of the date hereof and at and as of the Closing Date as if made on such date (except for representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date) and the Company shall have performed all of its obligations hereunder;

(ii)           Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any Material Adverse Effect, nor shall there have occurred any breach of any covenant of the Company set forth in Section 7 hereof;

(iii)           As of the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or FINRA or trading in securities generally on the OTCQB Market shall not have been suspended or limited or the closing price of the Dow Jones has reduced by 5% between the date of this Agreement and Rights Offering Expiration Date or the closing price of the Company’s shares has reduced below 4.5 cents between the date of this Agreement and Rights Offering Expiration Date (a “Market Adverse Effect”);

(iv)           The Company shall have obtained any required federal, state and regulatory approvals for the Right Offering on conditions reasonably satisfactory to the Standby Purchaser;

(v)           The Company shall have executed and delivered a registration rights agreement (the “Standby Registration Rights Agreement”) substantially in the form of Exhibit A hereto;

(vi)           the receipt by the Standby Purchaser of a legal opinion from Phillips Nizer, LLP with respect to customary matters in a form satisfactory to the Standby Purchaser in its reasonable discretion relating to the due authorization of the issuance of the Rights and the shares of Common Stock in the Rights Offering, the due authorization of this Agreement and such other matters; and

(vii)           the Standby Purchaser shall have received from PKF (a division of O’Connor Davies), PC a letter or letters, dated as of the Closing Date, in form and substance reasonably satisfactory to the Standby Purchaser, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, and the Prospectus.

b)           The obligations of the Company and the Standby Purchaser to consummate the transactions contemplated hereunder are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i)           No judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering unachievable, the consummation of the Rights Offering or the material transactions contemplated by this Agreement; and

(ii)           No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or otherwise shall have been complied with.

Section 8. Termination.

(a)           This Agreement may be terminated at any time prior to the Closing Date, by the Standby Purchaser by written notice to the Company if there is (i) a Material Adverse Effect or (ii) a Market Adverse Effect that is not cured within twenty-one (21) days after the occurrence thereof (the “Cure Period”), provided that the right to terminate this Agreement after the occurrence of each Material Adverse Effect or a Market Adverse Effect, which has not been cured within the Cure Period, shall expire seven (7) days after the expiration of such Cure Period.

(b)           This Agreement may be terminated by the Company on one hand or by the Standby Purchaser on the other hand, by written notice to the other party hereto:

(i)           At any time prior to the Closing Date, if there is a material breach of this Agreement by the other party that is not cured within fifteen (15) days after the non-breaching party has delivered written notice to the breaching party of such breach;

(ii)           At any time after  December 31, 2013, unless the Closing has occurred prior to such date; or

(iii)           Consummation of the Standby Offering is prohibited by law, rule or regulation.

(c)           The Company and the Standby Purchaser hereby agree that any termination of this Agreement pursuant to Sections, 8(a), 8(b)(ii) or 8(b)(iii) shall be without liability of the Company or the Standby Purchaser.

Section 9. Survival. The representations and warranties of the Company and the Standby Purchaser contained in this Agreement or in any certificate delivered hereunder together with Sections 6(f), 6(i), 6(j) and 6(k) shall survive the Closing hereunder.

Section 10. Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (a) on the date delivered if delivered in person, (b) on the third (3rd) Business Day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (c) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

If to the Company:
Peter Lee
Legend International Holdings, Inc.
Level 8, 580 St Kilda Road
Melbourne Victoria 3004
Australia
Telephone: +61 3 8532 2866

with a copy to:
Brian Brodrick, Esq.
Phillips Nizer, LLP
666 Fifth Avenue
New York, NY 10006
Telephone: (212) 599-3322

If to the Standby Purchaser:
The Directors
Perfectus Management Limited
C/- Trust Company Complex
Ajeltake Road, Akeltake Island
Majuro, Marshall Islands MH 96960

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 10.

Section 11. Assignment. This Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns. The Standby Purchaser shall have the right, at its option, to assign any or all of the rights to purchase Shares to a Permitted Assignee prior to the Closing Date.

Section 12. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein with respect to the standby purchase commitments with respect to the Company’s securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

Section 13. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby). This Agreement shall be subject to the exclusive jurisdiction of the State and Federal courts sitting in New York County, New York.

Section 14. Severability. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to affect the original intent of the parties.

Section 15. Extension or Modification of the Rights Offering. The Company may (a) waive irregularities in the manner of exercise of the Rights, and (b) waive conditions relating to the method (but not the timing) of the exercise of the Rights to the extent that such waiver does not materially adversely affect the interests of the Standby Purchaser.

Section 16. Miscellaneous.

(a)           The Company shall not after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Standby Purchaser in this Agreement.

(b)           Notwithstanding any term to the contrary herein, no Person other than the Company and the Standby Purchaser shall be entitled to rely on and/or have the benefit of, as a third party beneficiary or under any other theory, any of the representations, warranties, agreements, covenants or other provisions of this Agreement.

(c)           The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

(d)           This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

COMPANY

LEGEND INTERNATIONAL HOLDINGS, INC.

BY:	/s/ Peter Lee
Name: Peter Lee
Title: CFO & Secretary

STANDBY PURCHASER

PERFECTUS MANAGEMENT LIMITED

BY:	/s/ Joseph Gutnick
Name: Joseph Gutnick
Title: Director

Exhibit A
REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of August 19, 2013, by and between Legend International Holdings, Inc., a Delaware corporation (the “Company”), and Perfectus Management Limited (“Holder”).

W I T N E S S E T H:

WHEREAS, the Company proposes to commence an offering to holders of its common stock of non-transferable subscription rights (the “Rights”) to subscribe for and purchase additional shares (the “Shares”) of Common Stock (the “Rights Offering”); and

WHEREAS, pursuant to the Rights Offering, the Company will distribute to each of its stockholders of record as of the record date, at no charge (the “Basic Subscription Privilege”), one Right for each share of Common Stock held by such stockholders as of the record date; each Right will entitle the holder to purchase one share of Common Stock for a purchase price of $0.05 per share (the “Subscription Price”);

WHEREAS, in order to facilitate the Rights Offering, the Company has requested the Holder to agree, and the Holder has agreed, to acquire from the Company Shares issuable upon exercise of any unexercised Rights at the Subscription Price, to a value of at least $10,000,000, upon the terms and conditions set forth in the Standby Purchase Agreement (the “Standby Offering”);

 WHEREAS, in consideration of the Holder agreeing to provide the Standby Offering, the Company has agreed to grant the Holder the option (the “Option”) to purchase an additional number of Shares equal to the number of Shares purchasable pursuant to any Rights that remain unsubscribed for in the Rights Offering after the Holder has fulfilled its Standby Offering (the “Option Amount”) at the Subscription Price (it being understood that other stockholders of the Company will not be offered the right to purchase Shares in respect of any Rights that go unsubscribed in the Rights Offering); and

WHEREAS, in order to induce the Holder to execute the Standby Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, with respect to the shares of common stock purchased by the Holder pursuant to the Standby Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and Holder, intending legally to be bound, hereby agree as follows.

Section 1.                      Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any person means any other person who either directly or indirectly is in control of, is controlled by, or is under common control with such person.

“Business Day” shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in The City of New York are authorized by law, regulation or executive order to close.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

“Effectiveness Period” shall have the meaning set forth in Section 3(a).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

“Filing Date” shall mean the ninetieth (90th) day after the closing of the Rights Offering; provided that, if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the SEC is authorized or required by law or other government actions to close, the Filing Date shall be the following Business Day.

“Form S-1” shall mean such long registration form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which does not permit inclusion or incorporation of certain information by reference to other document filed by the Company with the SEC.

“Form S-3” shall mean such short registration form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Holder” shall mean Perfectus Management Limited and any permitted transferee or assignee of record of Registrable Securities in accordance with Section 10(c) or any other person owning of record Registrable Securities that have not been sold to the public.

“Losses” shall have the meaning set forth in Section 5(a).

“Person” shall mean an individual, partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean shares of Common Stock issued or issuable to Holder pursuant to the Standby Agreement, and (ii) any other securities issued as a result of, or in connection with, any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the Common Stock referred to above.

“Registration Statement” shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Resale Registration Statement” shall mean the Registration Statement referred to in Section 3(a).

“Restricted Securities” shall have the meaning set forth in Section 2 hereof.

“Rights Offering” shall mean the Company’s registered offering of up to an aggregate of 444,047,971 shares of Common Stock at a price of $0.05 per share.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

“SEC” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements of the SEC staff and (ii) the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

“Underwritten Offering” shall mean a registered offering in which securities of the Company are sold to an underwriter for reoffering to the public.

Section 2.                      Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security that has ceased to be a Restricted Security cannot thereafter become a Restricted Security. As used herein, a Restricted Security shall cease to be a Restricted Security, and will no longer be a Registrable Security hereunder, when: (i) it has been registered under the Securities Act, the registration statement in connection therewith has been declared effective and such Restricted Security has been disposed of pursuant to such effective registration statement; (ii) it is eligible to be sold or distributed pursuant to Rule 144 without restriction; or (iii) it shall have ceased to be outstanding.

Section 3                       Required Resale Registration

(a)           On or prior to the Filing Date, the Company shall prepare and file with the SEC a “resale” Registration Statement (once declared effective by the SEC, the “Resale Registration Statement”) providing for the resale of all Registrable Securities.  The Resale Registration Statement shall be on Form S-1 or another appropriate form in accordance herewith and with the Securities Act and the rules promulgated thereunder, except that if the Company is then eligible to register for resale the Registrable Securities on Form S-3, such registration shall be on Form S-3. Such Resale Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall use its commercially reasonable efforts to cause the Resale Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and to keep such Resale Registration Statement effective under the Securities Act until the earliest occur of (i) the expiration of two years from the effective date and (ii) the date on which all of the Registrable Securities have ceased to be Restricted Securities (the “Effectiveness Period”). The Company shall immediately notify the Holders via facsimile or electronic mail of the effectiveness of the Resale Registration Statement on the same trading day that the Company telephonically confirms effectiveness with the SEC, which date shall be the date effectiveness of the Resale Registration Statement is granted by the SEC.  Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on the Resale Registration Statement, the number of Registrable Securities to be registered on the Resale Registration Statement on behalf of the Holder will be reduced accordingly.  In such event, the Company shall use reasonable commercial efforts to prepare and file one or more additional Registration Statements covering the resale of the portion of the Registrable Securities not covered by the Resale Registration Statement as permitted by the SEC Guidance.

(b)           As a condition to the inclusion of its Registrable Securities in the Resale Registration Statement, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing or as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

(c)           In connection with the Company’s registration obligations hereunder, the Company shall, as expeditiously as reasonably possible:

(A)           Prepare and file with the SEC such amendments, including post-effective amendments, to the Resale Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Resale Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424 of the Securities Act; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to such Resale Registration Statement or any amendment thereto or any document filed with the SEC that would suspend the effectiveness of such Resale Registration Statement, and as promptly as reasonably possible provide the Holders with true and complete copies of all correspondence from and to the SEC relating to such Resale Registration Statement (other than those portions of any correspondence containing material nonpublic information); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Resale Registration Statement as so amended or in such Prospectus as so supplemented.

(B)           Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible and confirm such notice in writing no later than one trading day following the day (i) (X) when the SEC notifies the Company whether there will be a “review” of the Resale Registration Statement and whenever the SEC comments in writing on such Resale Registration Statement; (Y) when a Prospectus or any Prospectus supplement or post-effective amendment to the Resale Registration Statement is filed and (Z) with respect to the Resale Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Resale Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Resale Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Resale Registration Statement ineligible for inclusion therein or any statement made in the Resale Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Resale Registration Statement, Prospectus or other documents so that, in the case of the Resale Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that any and all of such information provided pursuant to clause (v) above shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law.

(C)           Use its commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Resale Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as possible.

(D)           Make available for inspection by any selling Holder of such Registrable Securities covered by such Resale Registration Statement, and by any attorney, accountant or other agent retained by any such selling Holder (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such selling Holder or Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each selling Holder of Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each selling Holder of Registrable Securities further agrees that it will, upon learning that disclosure of such records is sought in a court of competent jurisdiction, give notice to the Company to the extent reasonably practicable and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the records deemed confidential.

(E)           Furnish to the Holders and their counsel, without charge, at least one conformed copy of any Resale Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Holder, and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference), as promptly as possible after the filing of such documents with the SEC.

(F)           Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holders may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c)(B)(iii) through (v).

(G)           Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Resale Registration Statement; provided that the Company shall not be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (G), it would not be obligated to be so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(H)           Use its commercially reasonable best efforts to cause the Registrable Securities covered by the Resale Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the selling Holders to consummate the disposition of such Registrable Securities.

(I)           Upon the occurrence of any event contemplated by Section 3(c)(B), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to the Resale Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Resale Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (v) of Section 3(c)(B) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(c)(J) to suspend the availability of the Resale Registration Statement and Prospectus for a period not to exceed 90 days (which need not be consecutive days) in any 365-day period.

(J)           Comply in all material respects with all applicable rules and regulations of the SEC and the OTC Bulletin Board (or any successor entity or any national securities exchange on which the Common Stock is then listed).

(K)           The Company shall (i) as soon as reasonably practicable include in a prospectus supplement or post-effective amendment such information as is reasonably required to be included therein relating to any proposed sale and distribution of Registrable Securities by such Holder, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and (ii) as soon as reasonably practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be included in such prospectus supplement or post-effective amendment.

(d)           Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities pursuant to the Resale Registration Statement without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than as specified in the plan of distribution disclosed in such Resale Registration Statement, to notify the Company at least five (5) Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.

(e)           Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Agreement are not transferable on the books of the Company unless the stock certificate submitted to the Company’s transfer agent evidencing such Registrable Securities is accompanied, if requested by the transfer agent, by a certificate reasonably satisfactory to the transfer agent to the effect that (i) the Registrable Securities have been sold in accordance with such Resale Registration Statement and (ii) the requirement of delivering a current Prospectus has been satisfied.

(f)           Holder shall not take any action with respect to any distribution deemed to be made pursuant to such Resale Registration Statement, which would constitute a violation of Regulation M under the Exchange Act, or any other applicable rule, regulation or law.

Section 4.                      Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement will be borne by the Company, regardless of whether the Resale Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) all reasonable fees and expenses of compliance with federal securities and state blue sky or securities laws; (iii) all reasonable expenses of printing (including printing Prospectuses), messenger and delivery services and telephone; (iv) all reasonable fees and disbursements of counsel for the Company; (v) all reasonable fees and disbursements of one counsel selected by the Holders holding a majority of the Registrable Securities, (vi) all applications and filing fees in connection with qualification of the Registrable Securities on the OTC Bulletin Board or listing on a national securities exchange; (vii) Securities Act liability insurance, if the Company so desires such insurance, and (viii) all reasonable fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).  Notwithstanding anything in this Section 4 to the contrary, the Company shall not be required to pay any underwriting discounts, commissions or transfer taxes, if any, relating to the sale or disposition of any Holder’s Restricted Securities.

The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

Section 5.                      Indemnification.

(a)           Indemnification by the Company. To the fullest extent permitted by law, the Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder of the Registrable Securities (including, its officers, directors, members, partners, agents, brokers, investment advisors and employees of each of them) and each person controlling such Holder within the meaning of Section 15 of the Securities Act (including the officers, directors, members, partners, agent and employees of each such controlling person), with respect to which any registration has been effected pursuant to this Agreement, against all claims, losses, damages, liabilities, judgments, fines, penalties, charges, costs (including, without limitation, reasonable attorneys’ fees and disbursements) and expenses (collectively, “Losses”), as incurred, including any Losses incurred in settlement of any litigation, commenced or threatened (subject to Subsection 5(c) below), arising out of or based on any untrue or alleged untrue statement of a material fact contained in the Resale Registration Statement or Prospectus, or any amendment or supplement thereto, incident to any such registration, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made; provided, that the Company shall not be liable in any such case to the extent that any untrue or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with information furnished to the Company by or on behalf of any Holder and stated to be specifically for use in preparation of such Resale Registration Statement or Prospectus, or any amendment or supplement thereto; provided, further, that the Company shall not be liable in any such case where the Losses arise out of, or are related to, the failure of any Holder to comply with the covenants and agreements contained in this Agreement. The Company will also indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if so requested. The Company shall notify the Holders promptly of the institution, threat or assertion of any legal proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b)           Indemnification by Holders of Registrable Securities. In connection with the Resale Registration Statement or Prospectus, or any amendments or supplements thereto, each Holder will furnish to the Company in writing such information and affidavits regarding the Holder or such Holder’s ownership of the Company’s securities as the Company reasonably requests for use in connection with such Resale Registration Statement or Prospectus or any amendments or supplements thereto. Each Holder will severally and not jointly indemnify the Company, each of its directors and officers, each underwriter of an underwritten offering of the Registrable Securities in which such Holder participates, each other Holder whose Registrable Securities are included in such Resale Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act (collectively, “Holder Indemnitees”), against all Losses, as incurred, including any Losses incurred in settlement of any litigation, commenced or threatened (subject to Subsection 5(c) below), arising out of, or based on, any untrue or alleged untrue statement of a material fact contained in such Resale Registration Statement or Prospectus, or any amendment or supplement thereof, incident to any such registration, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, in each case to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with written information and/or affidavits furnished to the Company by or on behalf of such Holder; provided, that the indemnity shall not apply to the extent that such Losses result from the fact that a current copy of the Prospectus was not made available to the Holders and such current copy of the Prospectus would have cured the defect giving rise to such Losses. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities covered by such Resale Registration Statement giving rise to such indemnification obligation. The Holder Indemnitees shall be entitled to receive indemnities from underwriters participating in the distribution, to the same extent as provided above, with respect to information furnished in writing by such underwriters specifically for inclusion in any Registration Statement, Prospectus or any amendment or supplement thereto.

(c)           Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel of such indemnifying party’s choice; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner or (B) a written opinion of counsel reasonably acceptable to the indemnifying party, asserts that a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the indemnified Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). The indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnified party will be required to consent to entry of any judgment or enter into any settlement unless (x) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and (y) the only consequence to the indemnified party under such judgment or settlement is the creation of an obligation to pay money damages, all of which are being satisfied by the indemnifying party. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

(d)           Contribution. If for any reason the indemnification provided for in Subsection 5(a) or Subsection 5(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Subsection 5(a) and Subsection 5(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

Section 6.                      Rule 144. The Company agrees with each Holder, for so long as any Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of such Holder in connection with any sale thereof and any prospective purchaser of such Restricted Securities designated by the Holder, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to use reasonable efforts to make all filings required thereby in a timely manner in order to permit resales of such Restricted Securities pursuant to Rule 144.

Section 7.                      Delay Periods; Suspension of Sales. Each Holder shall suspend, upon request of the Company pursuant to Section 3(c)(J), any disposition of Registrable Securities pursuant to the Resale Registration Statement and Prospectus, or any amendments or supplements thereto, as contemplated herein during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 45-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable; provided, however, the aggregate number of days that such suspensions and any suspensions under Section 3(c)(J) may apply during any 365-day period is 90 days. In the event of a delay period or suspension, the Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

Section 8.                      Miscellaneous.

(a)           Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities; provided, however, that no such amendment, modification, supplement, waiver, consent or departure shall distinguish between Holders or groups of Holders unless any Holder adversely affected thereby shall have consented thereto in writing. Notwithstanding the foregoing, no amendment, modification, supplement, waiver or consent will be valid and binding unless it is in writing, signed by the requisite Persons, and expressly refers to this Agreement and the provisions intended to be amended, modified, supplemented, waived or consented to.

(b)           Notices. Except where expressly stated otherwise herein, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered, return receipt requested), or air courier guaranteeing overnight delivery:

if to any Holder, at the address for such Holder set forth on the records of the Company; and

if to the Company,

Legend International Holdings, Inc.
Level 8, 580 St Kilda Road
Melbourne Victoria 3004
Australia
Attention:  Peter J. Lee

With a copy to:

Phillips Nizer LLP
666 Fifth Avenue
New York, NY 10103
Attention:  Brian Brodrick, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

The address or person or entity to whose attention any notice or communication shall be given may be changed by notice to the other parties in accordance with the provisions of this Section 8(b).

(c)           Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of each Holder, and it is not the intention of the parties to confer upon any other person or entity any rights or remedies. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders of a majority of the outstanding Registrable Securities. Each Holder may assign its respective rights hereunder to any Person to whom such Holder transfers Registrable Securities, provided such transfer is in accordance with all applicable securities laws. If any transferee of a Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and such person shall be entitled to receive the benefits hereof.

(d)           No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with, adversely effects or violates the rights granted to the Holders in this Agreement.

(e)           Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

(f)           Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)          Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)           Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF THE CONFLICT OF LAWS THEREOF.

(i)           Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(j)           JURISDICTION; FORUM. EACH PARTY HERETO CONSENTS AND SUBMITS TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF IN CONNECTION WITH ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND AGREES THAT ALL SUITS, ACTIONS AND PROCEEDINGS BROUGHT BY SUCH PARTY HEREUNDER SHALL BE BROUGHT ONLY IN SUCH JURISDICTIONS. EACH PARTY HERETO WAIVES ANY OBJECTION TO THE LAYING OF VENUE IN SUCH COURTS AND ANY CLAIM THAT ANY SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT PERMITTED BY LAW, ANY JUDGMENT IN RESPECT OF A DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED COPY OF SUCH JUDGMENT BEING CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH JUDGMENT. EACH PARTY HERETO AGREES THAT PERSONAL SERVICE OF PROCESS MAY BE EFFECTED BY ANY OF THE MEANS SPECIFIED IN SECTION 8(B), ADDRESSED TO SUCH PARTY. THE FOREGOING SHALL NOT LIMIT THE RIGHTS OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(k)           WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT HE OR IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(K).

(l)           Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to registration rights granted with respect to Registrable Securities. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Registrable Securities.

(m)           Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

[SIGNATURE PAGE FOLLOWS IMMEDIATELY]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

LEGEND INTERNATIONAL HOLDINGS, INC.

By: /s/ Peter Lee
Name: Peter Lee
Title: CFO & Secretary

INITIAL HOLDER:
PERFECTUS MANAGEMENT LIMITED

By:   /s/ Joseph Gutnick
Name:  Joseph Gutnick
Title:    Director

Address for Notices:

The Directors
Perfectus Management Limited
C/- Trust Company Complex
Ajeltake Road, Akeltake Island
Majuro, Marshall Islands MH 96960

Attention:

SCHEDULE 1

Investor	Registrable Securities

Perfectus Management Limited

EXHIBIT A

Form of Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned has caused this counterpart to the Registration Rights Agreement among Legend International Holdings, Inc. and the Holders (as defined therein), dated as of ______________ , as amended from time to time, to be duly executed and delivered as of _______ __, ____.

[__________________], as an additional Holder

By:
Name:
Title:

Notice Address:

Attention:
Tel:(___) ___-_____
Fax:(___) ___-_____

Accepted and agreed to as of the __ day of _________, ____:

By:
Name:
Title: